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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 12, 2001

                   REINSURANCE GROUP OF AMERICA, INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)






                 MISSOURI                                1-11848                              43-1627032

      (State or Other Jurisdiction of           (Commission File Number)         (IRS Employer Identification Number)
              Incorporation)

                          1370 Timberlake Manor Parkway
                          Chesterfield, Missouri 63017
                    (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (636) 736-7000



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ITEM 5. OTHER EVENTS.

     In connection with Rule 5b-3 under the Trust Indenture Act of 1939, The Bank of New York is qualified to act as Trustee under the Senior Indenture between Reinsurance Group of America, Incorporated and The Bank of New York, as Trustee, a form of which was filed as Exhibit 4.1 to the Company's Registration Statement on S-3, as amended (File No. 333-55304). A copy of the Form T-1 regarding such qualification prepared by The Bank of New York is being filed as
Exhibit 25.1 to this report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits

         Exhibit No.              Exhibit

         25.1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee under the Senior Indenture.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       REINSURANCE GROUP OF AMERICA,
                                       INCORPORATED


Date: December 14, 2001                By:           /s/  Jack B. Lay
                                            ------------------------------------
                                            Name:  Jack B. Lay
                                            Title: Executive Vice President
                                                   and Chief Financial Officer



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